Loans Payable	12 Months Ended
Mar. 31, 2025
Debt Disclosure [Abstract]
Loans Payable [Text Block]

13. Loans Payable

On March 31, 2021, as part of the sale of the net assets in Boden Technologies AB, the Company incurred a loan payable.  The facility bears interest at the Swedish government borrowing rate plus 1% per annum and has a maturity date of December 31, 2035.  Principal payment plus interest is payable annually.  The loan payable is contingently forgiven based on a favourable ruling from the Swedish Tax Authority on the ongoing value tax assessment.

A continuity of the loan balances are as follows:

Balance, March 31, 2023	$13,078
Interest	397
Foreign exchange movement	(283)
Balance, March 31, 2024	13,192

Interest	414
Repayment	(1,343)
Foreign exchange movement	733
Balance, March 31, 2025	12,992

Less: Current portion	(2,792)
Non-Current portion	$10,200